Exhibit 10.10

ASSIGNMENT OF PATENTS AND TRADEMARKS

WHEREAS, QLT USA, Inc., a Delaware corporation, with offices at 2579 Midpoint Drive, Fort Collins, CO 80525 (“ASSIGNOR”), owns certain patents, patent applications, and/or registrations, as listed in Exhibit A attached hereto and incorporated herein by this reference (“PATENTS”), and trademarks, including applications and registrations, as listed on Exhibit B attached hereto and incorporated herein by this reference (the “MARKS”); and

WHEREAS, Arius Two, Inc., a Delaware corporation, with offices at 2501 Aerial Center parkway, Suite 205, Morrisville, North Carolina 27560 (“ASSIGNEE”), desires to acquire all of the right, title and interest in, to and under the PATENTS and to the MARKS in accordance with the terms of that certain Intellectual Property Assignment Agreement dated September 5, 2007 (the “Transfer Agreement”);

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR does hereby: (1) sell, assign, transfer and convey unto ASSIGNEE all right, title and interest in and to the PATENTS, including all divisions, continuations, continuations-in-part, reexaminations, substitutions, reissues, extensions and renewals of the applications and registrations for the PATENTS (and the right to apply for any of the foregoing); all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the PATENTS, and (2) transfer, convey and assign to ASSIGNEE all right, title and interest throughout and within the United States of America, its territories and possessions (including the Commonwealth of Puerto Rico)) in and to the MARKS, together with all goodwill associated therewith, effective upon ASSIGNOR’S receipt of all payments due hereunder.

In the event of any conflict or inconsistency between the terms of the Transfer Agreement and the terms hereof, the terms of the Transfer Agreement shall govern.

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this 5th day of September, 2007.

By:	/s/ Michael R. Duncan
Name:	Michael R. Duncan
Title:	President

EXHIBIT A

PATENTS

App. No./ Patent No.	Filing Date/ Issue Date	Country	Title	Status	Attorney Docket No.
08/734,519 5,800,832	18-Oct-1996 01-Sep-1998	US	Bioerodable Film For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Granted	092

09/144,827 6,159,498	01-Sep-1998 12-Dec-2000	US	Same As Above	Granted	092CN

PCT/US97/1 8605	16-Oct-1997	US	Pharmaceutical Carrier Device Suitable For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Nationalized	092PC

09/069,703	29-Apr-1998	US	Same As Above	Pending	092CPRCE

09/684,682	04-Oct-2000	US	Same As Above	Abandoned	092CPDVRCE

10/962,833	12-Oct-2004	US	Same As Above	Pending	092CPDVCN

11/069,089	01-Mar-2005	US	Same As Above	Pending	092CPDVCN2

PCT/US99/0 9378	29-Apr-1999	PCT	Same As Above	Nationalized	093CPPC

60/495,356	15-Aug-2003	US	Adhesive Bioerodible Transmucosal Drug Delivery System	Expired	093-1

PCT/US04/0 26531	16-Aug-2004	PCT	Same As Above	Nationalized	093PC

11/355,312	15-Feb-2006	US	Same As Above	Pending	093CN

11/645,091	22-Dec-2006	US	Same As Above	Pending	093CN2

10/121,430	11-Apr-2002	US	Process For Loading A Drug Delivery Device	Abandoned	094

PCT/US03/1 1313	11-Apr-2003	PCT	Same As Above	Abandoned	094PC

60/441,829	22-Jan-2003	US	Bioerodable Film For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Expired	095-1

10/763,063	22-Jan-2004	US	Same As Above	Unknown	095

EXHIBIT B

TRADEMARKS

BEMA, and all derivatives thereof, including but not limited to:

COUNTRY	APPLICATION NO./ FILING DATE	REGISTRATION NO./ REGISTRATION DATE	EXPIRATION/ RENEWAL DATE
United States	78424675 May 25, 2004	Pending